UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): April 22, 2019

___________________

INTERNATIONAL BALER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-14443	13-2842053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Rio Grande Avenue Jacksonville, FL	32254
(Address of principal executive offices)	(Zip Code)

(904) 358-3812

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 22, 2019. As of the close of business on March 11, 2019, the record date for the Annual Meeting, there were 5,183,895 shares of Company common stock outstanding and entitled to vote at the Annual Meeting. Each share of Company common stock was entitled to one vote. Stockholders holding an aggregate of 5,029,337 shares of Company common stock entitled to vote at the Annual Meeting, representing 97.017% of the outstanding shares of Company common stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 21, 2019.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 - Election of Class III Directors. The three director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Lael E. Boren	4,589,092	4,600	435,645
John Martorana	4,592,192	2,500	435,645
William E. Nielsen	4,590,092	3,600	435,645

Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Pivott CPA’S as the Company’s independent registered public accounting firm for the year ending October 31, 2019, was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,026,915	1,630	792	—

Proposal No. 3 - Advisory Vote on Executive Compensation. Our executive compensation was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,475,394	115,036	3,262	435,645

Proposal No. 4 - Advisory Vote on Frequency of Executive Compensation. The frequency of three years for future advisory votes on executive compensation was approved, on an advisory basis, by the following voting results:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
30,192	6,300	4,553,164	4,036	435,645

In accordance with the results of the advisory vote on Proposal 4 - Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation, the Company’s Board of Directors has determined that the Company will conduct an advisory vote on say-on-pay every three years.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BALER CORPORATION

Date: April 26, 2019	By:	/s/ William E. Nielsen
	Name:	William E. Nielsen
	Title:	Chief Financial Officer

3